Income Taxes	6 Months Ended
Jun. 30, 2012
Income Taxes [Abstract]
Income Taxes

Note 16. Income Taxes

The total amount of unrecognized tax benefits as of June 30, 2012, was $158 million, of which $45 million would affect the Company’s effective tax rate if recognized. It is reasonably possible that approximately $60 million of the Company’s unrecognized tax benefits as of June 30, 2012 will reverse within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits through income tax expense. As of June 30, 2012, the Company had $79 million accrued for the payment of interest and $1 million accrued for the payment of penalties.

The Company is subject to taxation in the U.S. federal jurisdiction, as well as various state and foreign jurisdictions. As of June 30, 2012, the Company is no longer subject to examination by U.S. federal taxing authorities for years prior to 2007 and to examination by any U.S. state taxing authority prior to 1998. All subsequent periods remain eligible for examination. In the significant foreign jurisdictions in which the Company operates, the Company is no longer subject to examination by the relevant taxing authorities for any years prior to 2001.